UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026

Central Index Key Number of the issuing entity: 0001656047

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-20	38-3979833 38-3979834 38-3979835 38-7143623
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

                                        Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 6 – Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

Effective as of February 9, 2026, Rialto Capital Advisors, LLC, a Delaware limited liability company (“RCA”), will act as special servicer for the MSBAM 2015-C27 securitization, replacing CWCapital Asset Management LLC as special servicer. RCA was appointed at the direction of RREF V Debt AIV, LP, the directing holder of the MSBAM 2015-C27 securitization. As special servicer for the MSBAM 2015-C27 securitization, RCA will be responsible for the servicing and administration of the mortgage loans included in the MSBAM 2015-C27 securitization if they becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to such mortgage loans when they are not specially serviced.

RCA maintains its principal servicing office at Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3550, Miami, Florida 33131.

RCA has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. RCA currently has a commercial mortgage-backed securities special servicer rating of “CSS2+” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P, a commercial mortgage special servicer ranking of “MOR CS2” by Morningstar DBRS and is also rated by KBRA.

RCA is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company and Securities and Exchange Commission registered investment adviser (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager. Previously an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder, RCM and RCA were acquired on November 30, 2018 by investment funds managed by Stone Point Capital LLC (“Stone Point”) in partnership with RCM’s management team. Stone Point is a financial services and asset management focused private equity firm based in Greenwich, Connecticut. As of September 30, 2025, RCM was the sponsor of, and certain of its affiliates were investors in, 14 private equity fund structures (collectively, the “Funds”) and RCM also advised several other investment vehicles such as co-investments, joint ventures and separately managed accounts, having over $20.9 billion of regulatory assets under management in the aggregate. Of the 14 Funds, 10 are focused in whole or in part on investments in commercial mortgage-backed securities with the remaining Funds focused on distressed and value-add real estate related investments, mezzanine debt and/or credit investments.

In addition, as of September 30, 2025, RCM has underwritten and purchased, primarily for the Funds, over $11.8 billion in face value of subordinate commercial mortgage-backed securities certificates in approximately 256 securitizations totaling approximately $275 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer in a majority of these transactions.

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Rialto Management Group, LLC, together with its subsidiaries, RCA and RCM (excluding Stone Point), had 316 employees as of September 30, 2025 and is headquartered in Miami with offices located in New York City and Santa Monica and additional offices across the United States and in Europe.

RCA has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. RCA has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by RCA for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

RCA is subject to an annual external audit. As part of such external audit, auditors perform test work and review internal controls throughout the year. While RCA was a part of Lennar, RCA was determined to be Sarbanes-Oxley compliant.

RCA maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, RCA has a formal, documented disaster recovery and business continuity plan.

As of September 30, 2025, RCA and its affiliates were actively special servicing approximately 538 portfolio loans (and REO properties) with an unpaid principal balance of approximately $15.22 billion (see footnote 2 to the chart below).

As of September 30, 2025, RCA is also performing special servicing for approximately 188 commercial real estate securitizations. With respect to such securitization transactions, RCA is administering approximately 10,024 assets with an unpaid principal balance at securitization of approximately $170.3 billion. The asset pools specially serviced by RCA include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

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The following table sets forth information about RCA’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2022	As of 12/31/2023	As of 12/31/2024	As of 9/30/2025
Number of CMBS Pools Named Special Servicer	151	160	173	188
Approximate Aggregate Unpaid Principal Balance(1)	$149.2 billion	$151.0 billion	$159.9 billion	$170.3 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	360	362	465	538
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$8.54 billion	$9.94 billion	$12.68 billion	$15.22 billion

(1)	Includes all commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by RCA.
(2)	Includes only those commercial and multifamily mortgage loans and related REO properties in RCA’s portfolio for which RCA is the named special servicer that are, as of the specified date, specially serviced by RCA. Does not include any resolutions during the specified year.

In its capacity as the special servicer, RCA will not have primary responsibility for custody services of original documents evidencing the underlying mortgage loans. RCA may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that RCA has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard.

RCA does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances, RCA may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of RCA, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by RCA in other commercial mortgage-backed securitization pools generally, for which RCA has developed processes and procedures which materially differ from the processes and procedures employed by RCA in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of RCA in the servicing function it will perform under the MSBAM 2015-C27 pooling and servicing agreement for assets of the same type included in this securitization transaction.

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No securitization transaction in which RCA was acting as special servicer has experienced a servicer termination event as a result of any action or inaction of RCA as special servicer, including as a result of a failure by RCA to comply with the applicable servicing criteria in connection with any securitization transaction. RCA has not been terminated as special servicer in any securitization, either due to a servicer termination event or the application of a servicing performance test or trigger. RCA has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which RCA is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by RCA in connection with any securitization in which RCA was acting as special servicer.

RCA does not believe that its financial condition will have any adverse effect on the performance of its duties under the MSBAM 2015-C27 pooling and servicing agreement and, accordingly, RCA believes that its financial condition will not have any material impact on the performance of the pool of Mortgage Loans or the performance of the Certificates.

From time to time RCA is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business (including, but not limited to, lawsuits commenced by borrowers or bondholders). RCA does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the MSBAM 2015-C27 pooling and servicing agreement. It is noted that, in November 2021, Icahn Partners LP and Icahn Partners Master Fund LP (together the “Icahn Funds”) purportedly acquired 84% of the Class E certificates of COMM 2012-CCRE4 Commercial Pass-Through Certificates (the “CCRE4 Trust”). At that time, the value of the Class E certificates had already been written down to zero. Immediately following the acquisition of their interest in the CCRE4 Trust, in December 2021, the Icahn Funds made a request that the CCRE4 Trust’s trustee deem a “Servicer Termination Event” to have occurred in connection with the special servicing by RCA of a specific CCRE4 Trust asset, the Prizm Outlets mall in Nevada. The basis of the Icahn Funds’ request was their allegation that RCA violated the servicing standard by obtaining inflated appraisals from CBRE – Valuation & Advisory Services to prevent control from shifting to the Class E certificateholders and engaging in a 39-month plan to rehabilitate the asset.  On June 15, 2022, the Icahn Funds filed a lawsuit against RCA in the District Court for Clark County, Nevada based on the same allegations set forth in its “Servicer Termination Event” notice to the CCRE4 trustee. RCA denies that the claims have merit and intends to assert many legal and factual defenses against those claims. On December 27, 2024, the Icahn Funds directed the CCRE4 trustee to intervene in the pending action in order to recover alleged damages that might be recoverable by other certificateholders as a result of the Icahn Funds' claims. On March 21, 2025, the court denied RCA’s Motion for Summary Judgment which argued that the plaintiffs lacked standing to proceed with the case and granted a motion to intervene that was filed by the trustee at the Icahn Funds’ direction. Through subsequent orders, the Court limited recovery in the case to recovery of damages only to Class E certificateholders. The litigation is ongoing in District Court in Nevada. RCA continues to serve as special servicer of the CCRE4 Trust and has not been terminated.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against RCA or of which any of its property is the subject, that are material to the Certificateholders.

RCA occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

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In the commercial mortgage-backed securitizations in which RCA acts as special servicer, RCA may enter into one or more arrangements with unaffiliated third parties entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, RCA’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace RCA as the special servicer.

RCA is an Affiliate of RREF V Debt AIV, LP, the majority Controlling Class Certificateholder and the directing holder under the MSBAM 2015-C27 pooling and servicing agreement. Affiliates of RCA also own other classes of Certificates. RCA or an affiliate assisted RREF V Debt AIV, LP and/or one or more of its affiliates with its due diligence of the mortgage loans included in the MSBAM 2015-C27 mortgage pool.

From time to time, RCA and/or its affiliates may purchase other securities, including MSBAM 2015-C27 Certificates and including the secondary market, and may dispose of them at any time. Except as described herein, neither RCA nor any of its affiliates retain as of the date hereof any certificates issued by the issuing entity or any other economic interest in this securitization. However, RCA and/or its affiliates may, from time to time after the date hereof, acquire additional certificates pursuant to secondary market transactions. Any such party will have the right to dispose of such certificates at any time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam Title: President

Date: February 9, 2026

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